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                                                                   EXHIBIT 10.11



                      INFOCOM COMMUNICATIONS NETWORK, INC.

                             STOCKHOLDERS AGREEMENT




         THIS STOCKHOLDERS AGREEMENT (this "Agreement") dated as of June 21, 1996, by and among INFOCOM COMMUNICATIONS NETWORK, INC., a corporation organized under the laws of the Republic of the Philippines (the "Company"), and the persons listed as Stockholders on the signature pages to this Agreement or in Exhibit I attached hereto as at any time amended (collectively, the "Stockholders" and individually, a "Stockholder").

                                   RECITALS

         The Stockholders are the owners of all of the Company's Common Stock (the "Common Stock") and desire to enter into certain agreements relating to transfers of Common Stock and the corporate governance of the Company.

                                  AGREEMENT

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are acknowledged and the parties' desire to provide for continuity of ownership of the Company to further the interests of the Company and its present and future Stockholders, the parties agree as follows:

1.       BOARD OF DIRECTORS

         1.1     ELECTION OF DIRECTORS

         In elections of directors of the Company, the Stockholders shall vote for the following candidates, whom the Company's Board of Directors (the "Board") and the Stockholders shall take all necessary steps to nominate:

                 (a)     Three candidates shall be designated by MIL and

                 (b)     Eight candidates shall be designated by the Board.

         1.2     QUORUM

         A quorum for any meeting of the Directors shall consist of SIX (6) Directors, at least one of whom shall be a Director who shall have been nominated by McCaw International, Ltd. ("MIL").

         1.3     EXECUTIVE COMMITTEE

         The Board of Directors shall appoint an Executive Committee consisting of FOUR (4) Directors, ONE (1) of whom shall be appointed by MIL.





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2.       NONCOMPETITION

         Except for Gotesco Properties, Inc. or any Affiliate thereof ("Gotesco"), so long as any Stockholder owns any capital stock of the Company or an Affiliate of the Company, such Stockholder or any Affiliate thereof shall not in any way, by action or inaction, directly or indirectly, for itself or for the benefit of any other Person, own, manage, operate, join or Control, or participate in the ownership, management, operation or Control of, any Person that competes with the Company or any Affiliate thereof, or agree to do any of the foregoing in mobile telecommunications services in the Republic of the Philippines for a period ending two years after the closing of the Company's initial public offering; provided that any of the parties and its Affiliates may invest in any such competitor whose securities are publicly traded to the extent such investment by such party and its Affiliates in the aggregate does not exceed 1% of the voting securities of any class of securities of such party. Without limiting the generality of the foregoing, any party shall be deemed to be related to or connected with a Person that competes with the Company or any Affiliate thereof if, among other things, such Person is (a) a partnership in which such party is a general or limited partner, (b) a corporation or association of which such party is a stockholder or for which a director or officer of such party is an officer, employee or director, or (c) a partnership, corporation or association for which such party is a consultant or agent. "Affiliate" of any Person (the "Subject") means any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with the Subject. "Control" (including, with correlative meanings, the terms "Controlled by" and "under common Control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. "Person" means any individual, partnership, joint-stock company, firm, corporation, association, unincorporated organization, joint venture, trust or other entity.

3.       LOANS

         The Company shall use its best efforts to only enter into loan agreements or other obligations on a nonrecourse basis. However, to the extent a Stockholder is required to provide a guaranty or other form of security to support any loan or other obligation of the Company (a "Guaranty"), the obligation of such Stockholder shall be several and not joint, and shall not exceed such Stockholder's pro rata portion (as defined in Section 6.2)) of such loan or other obligation. For the purposes of this Section 3, in the event such a Guaranty is necessary, William Ngai Wai Lun ("Ngai") hereby agrees to provide such Guaranty on Gotesco's and its Affiliates' behalf to the full extent of Gotesco's and its Affiliates' pro rata portion, such Guaranty to be in addition to the Guaranty given by Ngai in relation to the pro rata portion of Ngai and his Affiliates.

4.       REGISTRATION RIGHTS

         4.1     DEFINITIONS

                 For purposes of these registration rights:





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                 (a)      The terms "register," "registered" and "registration"
refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the U.S. Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                 (b) The term "Registrable Securities" means any Common Stock of the Company (the "Common Stock") issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned;

                 (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                 (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities who is a holder of Common Stock as of the close of business on June 21, 1996; and

                 (e) The term "Initiating Holders" means the Holders who initiate the request for registration under section 4.2(a);

         4.2     REQUEST FOR REGISTRATION

                 (a) If at any time after six months after the closing of the Company's initial public offering, the Company shall receive a written request from Holders of at least 30% of the Registrable Securities that the Company file a registration statement under the Securities Act covering the registration for an underwritten public offering of Registrable Securities with estimated aggregate gross proceeds of at least $10,000,000, based on a good-faith estimate of the market price of the Common Stock, then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations contained in this
Section 4, effect the registration under the Securities Act of all Registrable Securities which the Holders request to be registered by their giving written notice to the Company within 20 days of the mailing by the Company of its previous notice to the Holders.

                 (b) The Initiating Holders must distribute the Registrable Securities covered by their request by means of an underwritten public offering. The right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 4.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriter must also be reasonably acceptable to the Company. Notwithstanding any other provision of this Section 4.2,




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if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

                 (c) The Company is obligated to effect only one such registration pursuant to this Section 4.2.

                 (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 4.2, a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders.

         4.3     COMPANY REGISTRATION

                 If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at each such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 4.7, cause to be registered under the Act all of the Registrable Securities that each such Holder has so requested.

         4.4     OBLIGATIONS OF THE COMPANY

                 Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                 (a) Prepare and file with the U.S. Securities and Exchange Commission (the "U.S. SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days.

                 (b) Prepare and file with the U.S. SEC such amendments and supplements to such registration statement





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and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                 (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of all securities covered by such registration statement.

                 (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                 (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                 (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         4.5     FURNISH INFORMATION

                 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Securities and to execute such documents in connection with such registration as the Company may reasonably request.

         4.6     EXPENSES OF REGISTRATION

                 In connection with any registration pursuant to this Agreement, the Company shall be responsible for the payment of all expenses of the registration, with the exception of underwriting commissions and discounts which shall be paid by the Company, the Holders and any other selling security holders in proportion to the aggregate value of the securities offered for sale by each of them. Notwithstanding the preceding sentence, Holders participating in a registration pursuant to Section 4.2 shall be responsible for the payment of all expenses directly related to such registration.





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         4.7     UNDERWRITING REQUIREMENTS

                 The Company shall not be required under Section 4.3 to include any of the Holders' securities in an underwritten offering of the Company's securities unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters believe will not jeopardize the success of the offering. The securities to be included in the registration in the event of such a reduction shall be apportioned first to the Company, then pro rata among the selling Holders according to the total amount of securities requested to be sold in such registration by such Holders and then pro rata among any other selling Holders according to the total amount of securities otherwise entitled to be included therein owned by each such other selling Holder, or in such other proportions as shall mutually be agreed to by such selling Holders.

         4.8     DELAY OF REGISTRATION

                 No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         4.9     INDEMNIFICATION

                 In the event any Registrable Securities are included in a registration statement under this Agreement:

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, agents, employees and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, in light of the circumstances under which they were made, or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, partner, officer, agent, employee or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or





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defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 4.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation occurring in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, any such Holder, underwriter or controlling person.

                 (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its officers, directors, agents or employees, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its partners, officers, directors, agents or employees or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such officer, director, agent, employee, controlling person, or underwriter, or other such Holder or its partner, officer, director, agent, employee or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by, or on behalf of, such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such partner, officer, director, agent, employee, controlling person, underwriter or other such Holder, partner, officer, director, agent, employee or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 4.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

                 (c) Promptly after receipt by an indemnified party under this Section 4.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.9, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable period of time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.9 to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.9.





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         4.10    "MARKET STAND-OFF" AGREEMENT

         The Holders hereby agree that they shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities for 180 days following the effective date of a registration statement of the Company filed under the Act; provided, however, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holders (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         4.11    RIGHT TO TERMINATE REGISTRATION

         The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such registration whether or not any Stockholder has elected to include securities in such registration.

         4.12    PHILIPPINE REGISTRATION RIGHTS

         To the extent necessary for the public sale of shares of Common Stock under or permitted by Philippine law (or the law of any other jurisdiction the Company elects), the Company shall provide the Stockholders substantially similar rights to those provided by this Section 4 with respect to the Company's public offering of Common Stock in the Philippines (or such other jurisdiction), if the Company elects to make such offerings.

5.       RESTRICTIONS ON TRANSFER

         5.1     TRANSFERS

         Except as otherwise provided in the Articles of Incorporation or By-laws, Stockholders may not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of (collectively, "Transfer") all or any part of any shares of Common Stock or other securities of the Company convertible into Common Stock (collectively, the "Shares") unless such Stockholder has complied with the provisions of this Section 5.

         5.2     OFFER BY A STOCKHOLDER

         If a Stockholder of the Company desires to sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of (collectively, "Transfer") any or all of its Shares (the "Offered Shares") pursuant to a bona fide offer received by such Stockholder (the "Selling Stockholder") from a third party, it shall make a written offer to sell the Offered Shares (the "Offer") to all other Stockholders. A statement attached to the Offer shall set forth a full disclosure of the Offer, including (a) a statement of intention to Transfer, (b) the name and address of the prospective transferee,
(c) the number of Offered Shares and (d) the terms and conditions of the Transfer, including the purchase price for the Offered Shares.





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         5.3     ACCEPTANCE OF OFFER

         Within 30 days after its receipt of the Offer, each Stockholder (a "Purchasing Stockholder") may elect to purchase, at the price and on the terms specified in the Offer, such number of Offered Shares equal to its pro rata portion (as defined below) of the Common Stock by giving written notice to the Selling Stockholder and to the other Stockholders of the number of shares that such Purchasing Stockholder is electing to purchase. If any Stockholder or Stockholders elect not to purchase all or any part of its or their pro rata portion of the Offered Shares, each Purchasing Stockholder may elect to purchase within five days after such 30th day such portion of the Offered Shares that such Stockholder or Stockholders elected not to purchase equal to such Purchasing Stockholder's pro rata portion.

         The closing of such purchase shall occur on a date mutually acceptable to the parties thereto within 30 days after such acceptance. At such closing, the Purchasing Stockholders shall pay the Selling Stockholder the purchase price in accordance with Section 5.2(d), and the Selling Stockholder shall simultaneously deliver the certificates representing the shares being transferred and all other evidence of transfer as may reasonably be requested by the transferee.

         5.4     OFFER NOT ACCEPTED

         If any of the Offered Shares remain unpurchased following the time periods specified above, the Selling Stockholder may Transfer such remaining Offered Shares to the prospective transferee named in the statement attached to the Offer as provided in Section 5.2, such transfer to be made only in strict accordance with the terms set forth in such statement and to be completed within 90 days following the expiration of the time provided for the purchase of the Offered Shares by the Purchasing Stockholders, after which time any such transfer shall again become subject to all the restrictions of this Agreement, the By-laws and the Articles of Incorporation. The transferee shall agree in writing to be bound by the terms of this Agreement.

         5.5     NO OTHER TRANSFER EFFECTIVE

         No Transfer of any right, title or interest in the Shares shall be effective, and the Company shall not record or recognize any such Transfer, until there has been compliance with the provisions of this Agreement, the By-laws and the Articles of Incorporation. If no Offer is made as herein required, the Company and the Stockholders may nevertheless exercise their rights hereunder as to the transferred Shares, and they may do so at any time, even after the purported Transfer of the Shares.

         5.6     FURTHER RESTRICTIONS ON TRANSFER

         Prior to the initial public offering of Common Stock, no Stockholder which is a partnership, joint-stock company, corporation, association, unincorporated organization, joint venture, trust or other entity (other than Gotesco Corporation) may Transfer, in one or more transactions, more than 40% of its own capital stock to any person other than one of its Affiliates; provided, however, this Section 5 shall not apply in the case of any Transfer by MIL pursuant to which (a) Craig McCaw shall no longer Control Nextel Communications, Inc., a Delaware





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corporation and an Affiliate of McCaw International, Ltd., a Washington
corporation ("MIL"), or (b) the management of MIL retains substantially the same operational and management control over MIL.

6.       COSALE PROVISIONS

         6.1     RIGHT OF PARTICIPATION

         In addition to the rights under Section 5, if Stockholders holding more than 51% of the outstanding Common Stock (the "Transferring Stockholders") propose to transfer 51% or more of the outstanding Common Stock to any third party, such Transferring Stockholders shall provide written notice to all other Stockholders (the "Remaining Stockholders") setting forth (a) a statement of intent to transfer, (b) the name and address of the prospective transferee, (c) the number of shares of Common Stock proposed to be transferred, and (d) the terms and conditions of the transfer, including the proposed purchase price. The Remaining Stockholders shall have the right, as a condition to any transfer by the Transferring Stockholders, to transfer to any purchaser of the offered Common Stock a pro rata portion (as defined below) of its Common Stock at the same price per share and on the same terms and conditions as stated in the notice of the Transferring Stockholder. If and to the extent that any Remaining Stockholder exercises its rights under this Section 6.1, the offered Common Stock of the Transferring Stockholders shall be reduced and the Common Stock being sold by the Remaining Stockholders shall be substituted therefor.

         6.2     PRO RATA PORTION

         For purposes of this Agreement, a Stockholder's pro rata portion shall be the proportion that the number of shares of Common Stock such Stockholder owns or Controls immediately prior to the time of calculation bears to the total number of Shares of Common Stock outstanding (including in each case shares of Common Stock and Common Stock issuable upon the conversion of convertible securities (other than options) of the Company).

         6.3     STOCKHOLDER'S NOTICE

         If any Remaining Stockholder wishes to exercise its rights under this
Section 6 to participate in a Transfer, it shall notify the Transferring Stockholders in writing of such intention as soon as practicable after its receipt of the notice pursuant to Section 6.1, and in any event within 30 days after the date of such notice. Such notification of exercise shall be delivered in person or mailed to the Transferring Stockholders at the address set forth on the signature pages hereto.

7.       CREATION OF SEPARATE CLASS OF STOCK

         The Stockholders shall vote in favor of amendments to the Company's Articles of Incorporation and Bylaws to create a separate class of stock (the "Gotesco Stock") which shall be offered to Gotesco and its Affiliates in exchange for shares of Common Stock owned by them. The Gotesco Stock shall not be subject to the restrictions on transfer set forth in Sections 5 and 6 (the "Restrictions") of this Agreement, but shall otherwise have the same rights, privileges,


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preferences and restrictions as the Common Stock.  The Stockholders shall also vote in favor of amendments to the Company's Articles of Incorporation and By-laws which shall make the Restrictions applicable to all shares of Common Stock other than the Gotesco Stock.

8.       MISCELLANEOUS

         8.1     TERM

         This Agreement shall terminate on the fifth anniversary hereof and shall be automatically renewed on each one-year anniversary hereof thereafter for an additional one-year term thereafter unless otherwise terminated pursuant to Section 8.5.

         8.2     SPECIFIC ENFORCEMENT

         Each Stockholder expressly agrees that the Company and the other Stockholders will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Stockholder, each of the Company and the other Stockholders shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions of this Agreement.

         8.3     LEGEND

         Each certificate evidencing any Shares shall bear a legend substantially as follows:

                 The securities represented by this certificate are subject to the terms and conditions of a Stockholders Agreement dated as of June 21, 1996, as at any time amended, and may not be sold, transferred or encumbered except in accordance with the terms and provisions of said Agreement, a copy of which is on file at the principal executive office of the Company and will be furnished to the holder of this certificate upon request and without charge.

         Notwithstanding anything to the contrary in this Agreement, the certificates evidencing shares held by Gotesco and its Affiliates shall not bear such a legend, and the parties hereto shall not enforce the terms of this Agreement against Gotesco, its Affiliates and any successors thereto.

         8.4     NOTICES

         Notices given hereunder shall be deemed to have been duly given on the date of personal delivery, on the date of facsimile transmittal (provided the address or confirms receipt of any facsimile by addressee), on the day after delivery by overnight courier or three days after mailing if mailed by certified or registered mail, return receipt requested, postage prepaid, to the party being notified at his or her address specified on the applicable signature page or such other address of which the addressee may subsequently notify the other parties in writing.

         8.5     ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS

         This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement approved by holders of seventy-five percent (75%) of the Common Stock held by the parties hereto; provided, that any new Stockholder of the Company may execute this Agreement. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

         8.6     GOVERNING LAW; SUCCESSORS AND ASSIGNS

         This Agreement shall for all purposes be governed by and construed in accordance with the laws of the jurisdiction of incorporation of the Company and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties.

         8.7     REPRESENTATIONS AND WARRANTIES

         Each Stockholder represents and warrants and covenants that it and any director, officer, agent, employee or other person acting on its behalf, and, in addition to his own representations and warranties under this Section 8.7, Ngai individually represents and warrants that Gotesco, its Affiliates and any director, officer, agent, employee or other person acting on Gotesco's or its Affiliates behalf, (a) have not been and will not be involved in the offering, paying or giving of anything of value, either directly or indirectly, to a government official, political party or candidate for political office to influence such person or entity in the discharge of his, her or its official duties, (b) have not engaged and will not engage in any such unlawful conduct during the time of carrying out their duties, (c) have maintained and will maintain accounting books and records in reasonable detail and institute internal controls to ensure that such books and records accurately reflect corporate transactions and the disposition of assets and (d) have not, directly or indirectly, taken any action or failed to take any action, and will not, directly or indirectly, take any action of fail to take any action in each case which could result in the loss of the benefits of any required governmental approval, authorization, consent, license, order, registration or permit of any agency, whether local or national. Each Stockholder further represents and warrants that the list of Stockholders contained in Exhibit I hereto is true and correct as of the date hereof. Each Stockholder agrees to indemnify and hold harmless, jointly and severally, each other Stockholder, its Affiliates and their respective directors, officers, employees, agents and Controlling persons against and in respect of any and all losses, damages, costs and expenses, including attorneys' fees incurred by any such party, by reason of such party's breach of any of the representations or warranties or covenants made by it.

         8.8     HEADINGS

         The headings of the sections of this Agreement are for convenience of reference only and shall not by themselves determine the interpretation of this Agreement.

         8.9     COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

         8.10    SEVERABILITY

         If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                             THE COMPANY:

                             INFOCOM COMMUNICATIONS NETWORK, INC.





                             By /s/ BERNARD M. ASPERIN
                               ------------------------------------------------

                             Name:  Bernard M. Asperin
                                  ---------------------------------------------

                             Title: General Manager
                                   --------------------------------------------

                             Address:
                                     ------------------------------------------



                             THE STOCKHOLDERS:





                             /s/ GENERAL JUANITO AQUIAS
                             --------------------------------------------------

                             General Juanito Aquias

                             Address:
                                     ------------------------------------------





                             /s/ BERNARD M. ASPERIN
                             --------------------------------------------------

                             Bernard M. Asperin

                             Address:
                                     ------------------------------------------




                             /s/ GODOFREDO ESPERAME
                             --------------------------------------------------

                             Godofredo Esperame

                             Address:
                                     ------------------------------------------





                             Foodcamp Industries, Inc.



                             By  /s/ EMMA T. ASPERIN
                               ------------------------------------------------

                             Name:  Emma T. Asperin
                                  ---------------------------------------------

                             Title:
                                   --------------------------------------------

                             Address:
                                     ------------------------------------------

                             /s/ LEONARDO S. GAYAO
                             --------------------------------------------------

                             Leonardo S. Gayao

                             Address:
                                     ------------------------------------------





                             Jetcom Inc.


                             By  /s/ MINERVA C. TOMAYO
                               ------------------------------------------------

                             Name: Minerva C. Tomayo
                                  ---------------------------------------------

                             Title:
                                   --------------------------------------------

                             Address:
                                     ------------------------------------------





                             Joyce Link Holdings Ltd.



                             By /s/ WILLIAM NGAI WAI LUN
                               ------------------------------------------------

                             Name: William Ngai Wai Lun
                                  ---------------------------------------------

                             Title:
                                   --------------------------------------------

                             Address:
                                     ------------------------------------------





                             /s/ WILLIAM NGAI WAI LUN
                             --------------------------------------------------

                             William Ngai Wai Lun

                             Address:
                                     ------------------------------------------





                             /s/ CHAN CHON SIONG
                             --------------------------------------------------

                             Chan Chon Siong

                             Address:
                                     ------------------------------------------


                             Top Mega Enterprises Ltd..



                             By /s/ BRIAN A. VINCENT
                               ------------------------------------------------

                             Name:  Brian A. Vincent
                                  ---------------------------------------------

                             Title:
                                   --------------------------------------------

                             Address:
                                     ------------------------------------------